EXHIBIT 1.1

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                                                        WSGR Draft April 3, 2000
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                              SMARTDISK CORPORATION


                            (a Delaware corporation)


                    [number of shares] Shares of Common Stock


                               PURCHASE AGREEMENT














Dated:  April __________, 2000


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                                TABLE OF CONTENTS

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
PURCHASE AGREEMENT................................................................................................1
         SECTION 1.            Representations and Warranties.....................................................4
                   (a)         REPRESENTATIONS AND WARRANTIES BY THE COMPANY......................................4
                               (i)      COMPLIANCE WITH REGISTRATION REQUIREMENTS.................................4
                               (ii)     INDEPENDENT ACCOUNTANTS...................................................5
                               (iii)    FINANCIAL STATEMENTS......................................................5
                               (iv)     NO MATERIAL ADVERSE CHANGE IN BUSINESS....................................6
                               (v)      GOOD STANDING OF THE COMPANY..............................................6
                               (vi)     GOOD STANDING OF SUBSIDIARIES.............................................6
                               (vii)    CAPITALIZATION............................................................7
                               (viii)   AUTHORIZATION OF AGREEMENT................................................7
                               (ix)     AUTHORIZATION AND DESCRIPTION OF SECURITIES...............................7
                               (x)      ABSENCE OF DEFAULTS AND CONFLICTS.........................................8
                               (xi)     ABSENCE OF LABOR DISPUTE..................................................8
                               (xii)    ABSENCE OF PROCEEDINGS....................................................9
                               (xiii)   ACCURACY OF EXHIBITS......................................................9
                               (xiv)    POSSESSION OF INTELLECTUAL PROPERTY.......................................9
                               (xv)     ABSENCE OF FURTHER REQUIREMENTS...........................................9
                               (xvi)    POSSESSION OF LICENSES AND PERMITS.......................................10
                               (xvii)   TITLE TO PROPERTY........................................................10
                               (xviii)  COMPLIANCE WITH CUBA ACT.................................................10
                               (xix)    INVESTMENT COMPANY ACT...................................................11
                               (xx)     ENVIRONMENTAL LAWS.......................................................11
                               (xxi)    REGISTRATION RIGHTS......................................................11
                   (b)         REPRESENTATIONS AND WARRANTIES BY THE SELLING STOCKHOLDERS........................12
                               (i)      ACCURATE DISCLOSURE......................................................12
                               (ii)     AUTHORIZATION OF AGREEMENTS..............................................12
                               (iii)    GOOD AND MARKETABLE TITLE................................................12
                               (iv)     DUE EXECUTION OF POWER OF ATTORNEY AND CUSTODY AGREEMENT.................13
                               (v)      ABSENCE OF MANIPULATION..................................................13
                               (vi)     ABSENCE OF FURTHER REQUIREMENTS..........................................13
                               (vii)    RESTRICTION ON SALE OF SECURITIES........................................14
                               (viii)   CERTIFICATES SUITABLE FOR TRANSFER.......................................14
                               (ix)     NO ASSOCIATION WITH NASD.................................................14
                   (c)         OFFICER'S CERTIFICATES............................................................15

         SECTION 2.            SALE AND DELIVERY TO UNDERWRITERS; CLOSING........................................15
                   (a)         INITIAL SECURITIES................................................................15
                   (b)         OPTION SECURITIES.................................................................15
                   (c)         PAYMENT...........................................................................16
                   (d)         DENOMINATIONS; REGISTRATION.......................................................17

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
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
         SECTION 3.            COVENANTS OF THE COMPANY..........................................................18
                   (a)         COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS....................18
                   (b)         FILING OF AMENDMENTS..............................................................18
                   (c)         DELIVERY OF REGISTRATION STATEMENTS...............................................19
                   (d)         DELIVERY OF PROSPECTUSES..........................................................19
                   (e)         CONTINUED COMPLIANCE WITH SECURITIES LAWS.........................................19
                   (f)         BLUE SKY QUALIFICATIONS...........................................................19
                   (g)         RULE 158..........................................................................20
                   (h)         USE OF PROCEEDS...................................................................20
                   (i)         LISTING...........................................................................20
                   (j)         RESTRICTION ON SALE OF SECURITIES.................................................20
                   (k)         REPORTING REQUIREMENTS............................................................21

         SECTION 4.            PAYMENT OF EXPENSES...............................................................22
                   (a)         EXPENSES..........................................................................22
                   (b)         EXPENSES OF THE SELLING STOCKHOLDERS..............................................22
                   (c)         TERMINATION OF AGREEMENT..........................................................23
                   (d)         ALLOCATION OF EXPENSES............................................................23

         SECTION 5.            CONDITIONS OF UNDERWRITERS' OBLIGATIONS...........................................23
                   (a)         EFFECTIVENESS OF REGISTRATION STATEMENT...........................................23
                   (b)         OPINION OF COUNSEL FOR COMPANY....................................................23
                   (c)         OPINION OF COUNSEL FOR THE SELLING STOCKHOLDERS...................................24
                   (d)         OPINION OF COUNSEL FOR UNDERWRITERS...............................................24
                   (e)         OFFICERS' CERTIFICATE.............................................................25
                   (f)         CERTIFICATE OF SELLING STOCKHOLDERS...............................................25
                   (g)         ACCOUNTANT'S COMFORT LETTER.......................................................25
                   (h)         BRING-DOWN COMFORT LETTER.........................................................26
                   (i)         APPROVAL OF LISTING...............................................................26
                   (j)         NO OBJECTION......................................................................26
                   (k)         LOCK-UP AGREEMENTS................................................................26
                   (l)         CONDITIONS TO PURCHASE OF OPTION SECURITIES.......................................26
                   (m)         ADDITIONAL DOCUMENTS..............................................................27
                   (n)         TERMINATION OF AGREEMENT..........................................................27

         SECTION 6.            Indemnification...................................................................28
                   (a)         INDEMNIFICATION OF UNDERWRITERS...................................................28
                   (b)         INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS AND SELLING
                               STOCKHOLDERS......................................................................30
                   (c)         ACTIONS AGAINST PARTIES; NOTIFICATION.............................................31
                   (d)         SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE................................32
                   (e)         OTHER AGREEMENTS WITH RESPECT TO INDEMNIFICATION..................................32

         SECTION 7.            CONTRIBUTION......................................................................32
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
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
         SECTION 8.            REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY....................34

         SECTION 9.            Termination of Agreement..........................................................34
                   (a)         TERMINATION; GENERAL..............................................................34
                   (b)         LIABILITIES.......................................................................35

         SECTION 10.           DEFAULT BY ONE OR MORE OF THE UNDERWRITERS........................................35

         SECTION 11.           DEFAULT BY ONE OR MORE OF THE SELLING STOCKHOLDERS OR THE COMPANY.................36

         SECTION 12.           NOTICES...........................................................................37

         SECTION 13.           PARTIES...........................................................................37

         SECTION 14.           GOVERNING LAW AND TIME............................................................38

         SECTION 15.           EFFECT OF HEADINGS................................................................38
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                              SMARTDISK CORPORATION

                            (a Delaware corporation)

                    [number of shares] Shares of Common Stock

                           (Par Value $.001 Per Share)

                               PURCHASE AGREEMENT
                                                          April __________, 2000
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
HAMBRECHT & QUIST LLC
U.S. BANCORP PIPER JAFFRAY INC.
 as Representatives of the several Underwriters

c/o    Merrill Lynch & Co.
       Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated

North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

         SmartDisk Corporation, a Delaware corporation (the "Company"), and the persons listed in Schedule B hereto (the "Selling Stockholders"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
Smith Incorporated ("Merrill Lynch"), Hambrecht & Quist LLC, U.S. Bancorp Piper
Jaffray Inc. and each of the other Underwriters named in Schedule A hereto
(collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill
Lynch, Hambrecht & Quist LLC and U.S. Bancorp Piper Jaffray Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company and the Selling Stockholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.001 per share, of the Company ("Common Stock") set forth in Schedules A and B hereto and (ii) the grant by the Company and the Selling Stockholders [CONFIRM THAT
OVER-ALLOTMENT SHARES WILL ALSO BE SUPPLIED BY SELLING STOCKHOLDERS] to the
Underwriters, acting severally and not jointly, of the option described in
Section 2(b) hereof to purchase all or any part of [over-allotment shares] additional shares of Common Stock to cover over-allotments, if any. The

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aforesaid [number of shares] shares of Common Stock (the "Initial Securities")
to be purchased by the Underwriters and all or any part of the [over-allotment shares] shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

         The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

         [CONFIRM THAT THERE WILL BE NO DIRECTED SHARES]

         The Company has filed with the Securities and Exchange Commission (the
"Commission") a registration statement on Form S-1 (No. 333-/bullet/) covering the registration of the Securities under the Securities Act of 1933, as amended
(the "1933 Act"), including the related preliminary prospectus or prospectuses.
Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A
("Rule 430A") of the rules and regulations of the Commission under the 1933 Act
(the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule
434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a
"Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434
Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b)
Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated April [__], 2000 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

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         SECTION 1. REPRESENTATIONS AND WARRANTIES.

         (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery
(if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

                  (i) COMPLIANCE WITH REGISTRATION REQUIREMENTS. Each of the
         Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b)
         Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  At the respective times the Registration Statement, any Rule
         462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, any preliminary prospectus and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectus and such preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Securities. Neither the Prospectus nor any amendments or supplements thereto including any prospectus wrapper, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option
         Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.
         The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill
         Lynch expressly for use in the Registration Statement or Prospectus.

                  Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to

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         Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (ii) INDEPENDENT ACCOUNTANTS. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iii) FINANCIAL STATEMENTS. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  (iv) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Registration
         Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business
         (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (v) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of

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         Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the
         Prospectus and to enter into and perform its obligations under this
         Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (vi) GOOD STANDING OF SUBSIDIARIES. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Exhibit 21.1 to the Registration Statement.

                  (vii) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters from the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable;
         none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters from the Selling
         Stockholders, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                  (viii) AUTHORIZATION OF AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Company.

                  (ix) AUTHORIZATION AND DESCRIPTION OF SECURITIES. The
         Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set

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         forth herein, will be validly issued and fully paid and non-assessable;
         the Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and
         the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

                  (x) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject
         (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement
         (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                  (xi) ABSENCE OF LABOR DISPUTE. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                  (xii) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic

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         or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the
         Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                  (xiii) ACCURACY OF EXHIBITS. There are no contracts or documents which are required to be described in the Registration
         Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xiv) POSSESSION OF INTELLECTUAL PROPERTY. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and other than as described in the Prospectus neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xv) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (i) such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Securities are offered.

                  (xvi) POSSESSION OF LICENSES AND PERMITS. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them;

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

         the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material
         Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental
         Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xvii) TITLE TO PROPERTY. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xviii) COMPLIANCE WITH CUBA ACT. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

                   (xix) INVESTMENT COMPANY ACT. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity
         "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                   (xx) ENVIRONMENTAL LAWS. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation,

                                       8

         laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (xxi) REGISTRATION RIGHTS. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

         (b) REPRESENTATIONS AND WARRANTIES BY THE SELLING STOCKHOLDERS. Each Selling Stockholder severally represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and, if the Selling Stockholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each Underwriter, as follows:

                  (i) ACCURATE DISCLOSURE. To the best knowledge of such Selling Stockholder, the representations and warranties of the Company contained in Section 1(a) hereof are true and correct; such Selling Stockholder has reviewed and is familiar with the Registration Statement and the Prospectus and neither the Prospectus nor any amendments or supplements thereto including any prospectus wrapper includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Selling Stockholder is not prompted to sell the Securities to be sold by such Selling Stockholder hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectus.

                  (ii) AUTHORIZATION OF AGREEMENTS. Each Selling Stockholder has the full right, power and authority to enter into this Agreement and a Power of Attorney and Custody Agreement (the "Power of Attorney and Custody Agreement") and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and compliance by such Selling Stockholder with its obligations hereunder have been duly authorized by such Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Stockholder or any property or assets of such Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties.

                  (iii) GOOD AND MARKETABLE TITLE. Such Selling Stockholder has and will at the Closing Time and, if any Option Securities are purchased, on the Date of Delivery have good and marketable title to the Securities to be sold by such Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

                  (iv) DUE EXECUTION OF POWER OF ATTORNEY AND CUSTODY AGREEMENT. Such Selling Stockholder has duly executed and delivered, in the form heretofore furnished to the Representatives, the Power of Attorney and Custody Agreement with [AIF for selling stockholders], or any of them, as attorney(s)-in-fact (the "Attorney(s)-in-Fact") and [custodian], as custodian (the "Custodian"); the Custodian is authorized to deliver the Securities to be sold by such Selling Stockholder hereunder and to accept payment therefor; and each Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in
         Section 5(f) or that may be required pursuant to Sections 5(l) and 5(m) on behalf of such Selling Stockholder, to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling Stockholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Stockholder, as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Stockholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement.

                  (v) ABSENCE OF MANIPULATION. Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (vi) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Stockholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (i) such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Securities are offered.

                  (vii) RESTRICTION ON SALE OF SECURITIES. During a period of 90 days from the date of the Prospectus, such Selling Stockholder will not, without the prior written consent of Merrill Lynch, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

                  (viii) CERTIFICATES SUITABLE FOR TRANSFER. Certificates for all of the Securities to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

                  (ix) NO ASSOCIATION WITH NASD. Neither such Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

         (c) OFFICER'S CERTIFICATES. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholders as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Stockholder to the Underwriters as to the matters covered thereby.

         SECTION 2. SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

         (a) INITIAL SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Stockholders, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company or such Selling Stockholder, as the case may be, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

         (b) OPTION SECURITIES. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Stockholders, acting severally and not jointly, hereby grant an option to the Underwriters, severally and not jointly, to purchase up to an additional [over-allotment shares] shares of Common Stock, as set forth in Schedule B, at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company and the Selling Stockholders setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) PAYMENT. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Wilson Sonsini Goodrich & Rosati, P.C., 7927 Jones Branch Drive, Suite 200, McLean, VA 22102, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Stockholders, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company and the Selling Stockholders (such time and date of payment and delivery being herein called "Closing Time").

         In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Stockholders, on each Date of Delivery as specified in the notice from the Representatives to the Company and the Selling Stockholders.

         Payment shall be made to the Company and the Selling Stockholders by wire transfer of immediately available funds to a bank accounts designated by the Company and the Custodian pursuant to each Selling Stockholder's Power of Attorney and Custody Agreement, as the case may be, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) DENOMINATIONS; REGISTRATION. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each Underwriter as follows:

                  (a) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the

         Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) FILING OF AMENDMENTS. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

                  (c) DELIVERY OF REGISTRATION STATEMENTS. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (d) DELIVERY OF PROSPECTUSES. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act"), such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (e) CONTINUED COMPLIANCE WITH SECURITIES LAWS. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

                  (f) BLUE SKY QUALIFICATIONS. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

                  (g) RULE 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

                  (h) USE OF PROCEEDS. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

                  (i) LISTING. The Company will use its best efforts to effect the listing of the Securities and maintain the quotation of the Securities on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the

         Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

                  (j) RESTRICTION ON SALE OF SECURITIES. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, [(B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus or (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan.]

                  (k) REPORTING REQUIREMENTS. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

         SECTION 4. PAYMENT OF EXPENSES.

         (a) EXPENSES. The Company and the Selling Stockholders will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto,
(viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (x) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market.

         (b) EXPENSES OF THE SELLING STOCKHOLDERS. The Selling Stockholders, jointly and severally, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective their counsel and accountants.

         (c) TERMINATION OF AGREEMENT. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company and the Selling Stockholders shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         (d) ALLOCATION OF EXPENSES. The provisions of this Section shall not affect any agreement that the Company and the Selling Stockholders may make for the sharing of such costs and expenses.

         SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of any Selling Stockholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

                  (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

                  (b) OPINION OF COUNSEL FOR COMPANY. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of (i) Greenberg Traurig P.A., counsel for the Company, in the form of Exhibit A-1 attached hereto, (ii) [Tokyo Aoyama Law Office - Baker & McKenzie] in the form of Exhibit A-2 attached hereto,
         (iii) [Graf von Westphalen Fritze and Modest] in the form of Exhibit A-3 attached hereto, (iv) [Osborne Clarke] in the form of Exhibit A-4 attached hereto and (v) [Nixon Vanderhye P.C.,] patent counsel for the Company in the form of Exhibit A-5 attached hereto and each of the foregoing in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters and to such further effect as counsel to the Underwriters may reasonably request.

                  (c) OPINION OF COUNSEL FOR THE SELLING STOCKHOLDERS. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of [selling stockholders counsel], counsel for the Selling Stockholders, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

                  (d) OPINION OF COUNSEL FOR UNDERWRITERS. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (i), (ii), (v), (vi) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), (viii) through (x), inclusive, (xii), (xiv) (solely as to the information in the Prospectus under "Description of Capital Stock--Common Stock") and the penultimate paragraph of Exhibit A-1 hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

                  (e) OFFICERS' CERTIFICATE. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing

         Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

                  (f) CERTIFICATE OF SELLING STOCKHOLDERS. At Closing Time, the Representatives shall have received a certificate of an Attorney-in-Fact on behalf of each Selling Stockholder, dated as of Closing Time, to the effect that (i) the representations and warranties of each Selling Stockholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) each Selling Stockholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

                  (g) ACCOUNTANT'S COMFORT LETTER. At the time of the execution of this Agreement, the Representatives shall have received from each of
         (i) Ernst & Young LLP and (ii) Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                  (h) BRING-DOWN COMFORT LETTER. At Closing Time, the Representatives shall have received from each if (i) Ernst & Young LLP and (ii) Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

                  (i) APPROVAL OF LISTING. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

                  (j) NO OBJECTION. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                  (k) LOCK-UP AGREEMENTS. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule D hereto.

                  (l) CONDITIONS TO PURCHASE OF OPTION SECURITIES. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Stockholders contained herein and the statements in any certificates furnished by the Company, any subsidiary of the Company and the Selling Stockholders hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                  (i) OFFICERS' CERTIFICATE. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                  (ii) CERTIFICATE OF SELLING STOCKHOLDERS. A certificate, dated such Date of Delivery, of an Attorney-in-Fact on behalf of each Selling Stockholder confirming that the certificate delivered at Closing Time pursuant to Section 5(f) remains true and correct as of such Date of Delivery.

                  (iii) OPINION OF COUNSEL FOR COMPANY. The favorable opinion of
         (i) Greenberg Traurig P.A., (ii) [Tokyo Aoyama Law Office - Baker & McKenzie], (iii) [Graf von Westphalen Fritze and Modest], (iv) [Osborne Clarke] and (v) [Nixon Vanderhye P.C.,] dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by
         Section 5(b) hereof.

                  (iv) OPINION OF COUNSEL FOR THE SELLING STOCKHOLDERS. The favorable opinion of [selling stockholders counsel], counsel for the Selling Stockholders, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                  (v) OPINION OF COUNSEL FOR UNDERWRITERS. The favorable opinion of Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                  (vi) BRING-DOWN COMFORT LETTER. A letter from each of (i) Ernst & Young LLP and (ii) Arthur Andersen LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

                  (m) ADDITIONAL DOCUMENTS. At Closing Time and at each Date of Delivery counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained;

         and all proceedings taken by the Company and the Selling Stockholders in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                  (n) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         SECTION 6. INDEMNIFICATION.

         (a) INDEMNIFICATION OF UNDERWRITERS. The Company and the Selling Stockholders, jointly and severally, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (i), (ii), (iii) and (iv) below. In addition, each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) the violation of any applicable laws or regulations of foreign jurisdictions where Securities have been offered and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in [Canada] in connection with the sale of the Securities or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus or preliminary prospectus, not misleading;

                  (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(ii)(A) hereof; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Selling Stockholders; and

                  (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6ERROR! BOOKMARK NOT DEFINED.(ii)(A) hereof, to the extent that any such expense is not paid under (i) (ii) or (iii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (b) INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS AND SELLING STOCKHOLDERS. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(iii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (e) OTHER AGREEMENTS WITH RESPECT TO INDEMNIFICATION. The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to indemnification.

         SECTION 7. CONTRIBUTION. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 62)(ii)(A) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of the Securities as set forth on such cover.

         The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 6(a)(ii)(A).

         The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Stockholder] within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Stockholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

         The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to contribution.

         SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Stockholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Selling Stockholders, and shall survive delivery of the Securities to the Underwriters.

         SECTION 9. TERMINATION OF AGREEMENT.

         (a) TERMINATION; GENERAL. The Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York [or Florida] authorities.

         (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

         SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representatives or (ii) the Company and any Selling Stockholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.

         SECTION 11. DEFAULT BY ONE OR MORE OF THE SELLING STOCKHOLDERS OR THE COMPANY. (a) If a Selling Stockholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Stockholder or Selling Stockholders are obligated to sell hereunder, and the remaining Selling Stockholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Stockholders as set forth in Schedule B hereto, then the Underwriters may, at option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Stockholders, either (a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or
(b) elect to purchase the Securities which the non-defaulting Selling Stockholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

         In the event of a default by any Selling Stockholder as referred to in this Section 11, each of the Representatives, the Company and the non-defaulting Selling Stockholders shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

         (b) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

         SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281-1201 attention of __________; notices to the Company shall be directed to it at __________, attention of __________; and notices to the Selling Stockholders shall be directed to __________ attention of __________.

         SECTION 13. PARTIES. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 15. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Stockholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Stockholders in accordance with its terms.

                                     Very truly yours,

                                     SMARTDISK CORPORATION


                                     By
                                        ----------------------------------------
                                         Title:

                                     [AIF for selling stockholders]


                                     By
                                        ----------------------------------------
                                         As Attorney-in-Fact acting on behalf of
                                         the Selling Stockholders named in
                                         Schedule B hereto

CONFIRMED AND ACCEPTED,
         as of the date first above written:


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                      INCORPORATED
HAMBRECHT & QUIST LLC
U.S. BANCORP PIPER JAFFRAY INC.
    By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                              INCORPORATED

By
  -------------------------------------------------
              Authorized Signatory

For itself and as representative of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A


          NAME OF UNDERWRITER                                      NUMBER OF
          -------------------                                 INITIAL SECURITIES
                                                              ------------------

Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated.....................
Hambrecht & Quist LLC..................................
U.S. Bancorp Piper Jaffray Inc.







         Total..........................................      [number of shares]
                                                           =====================


                                    Sch A - 1

                                   SCHEDULE B

                                 NUMBER OF INITIAL      MAXIMUM NUMBER OF OPTION
                               SECURITIES TO BE SOLD     SECURITIES TO BE SOLD
                               ---------------------     ---------------------

SMARTDISK CORPORATION
[names of selling
stockholders]


Total......................








                                    Sch B - 1

                                   SCHEDULE C

                              SMARTDISK CORPORATION
                    [number of shares] Shares of Common Stock
                           (Par Value $.001 Per Share)




         1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $__________.

         2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $__________, being an amount equal to the initial public offering price set forth above less $__________ per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.


                                    Sch C - 1

                                   SCHEDULE D

                          [List of persons and entities
                               subject to lock-up]




                                    Sch D - 1

                                                                     Exhibit A-1


                      FORM OF OPINION OF COMPANY'S COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(B)


                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                  (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

                  (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                  (v) The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

                  (vi) The issuance and sale of the Securities by the Company and the sale of the Securities by the Selling Stockholders is not subject to the preemptive or other similar rights of any securityholder of the Company.

                  (vii) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

                  (viii) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

                  (ix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

                  (x) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus, and each amendment or supplement to the Registration Statement and Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                  (xi) If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

                  (xii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.

                  (xiii) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

                  (xiv) The information in the Prospectus under "Description of Capital Stock - Common Stock", "Capitalization" and "Business" and in the Registration Statement under Item 14, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

                  (xv) To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

                  (xvi) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

                  (xvii) To the best of our knowledge, neither the Company nor any subsidiary is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

                  (xviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Securities.

                  (xix) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the

         Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

                  (xx) To the best of our knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

         (xl) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         (xli) The Rights under the Company's Stockholders' Rights Plan to which holders of the Securities will be entitled have been duly authorized and validly issued.]

                  (xxi) Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we] need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws of [Germany, Japan and the United Kingdom], upon the opinion of [/bullet/], each a special counsel to the Company [with regard to such jurisdiction] (which opinion shall be dated and furnished to the Representatives at the Closing Time, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them), provided that Greenberg Traurig shall state in their opinion that they believe that they and the Underwriters are justified in relying upon such opinion, and (B), as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                     EXHIBIT A-2

         FORM OF OPINION OF [TOKYO AOYAMA LAW OFFICE - BAKER & MCKENZIE]
                    TO BE DELIVERED PURSUANT TO SECTION 5(B)

                                 April [ ], 2000



MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated,
HAMBRECHT & QUIST LLC
U.S. BANCORP PIPER JAFFRAY INC.
   as Representatives of the several
   Underwriters to be named in the
   within-mentioned Purchase Agreement
c/o  Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

         RE:  SMARTDISK INTERNATIONAL, INC. JAPAN BRANCH

Ladies and Gentlemen:

         You have requested us to provide our opinion with respect to the Japan branch of SmartDisk International, Inc. (hereinafter "SmartDisk Japan") in connection with an SEC registration for a public offering of shares of common stock of SmartDisk Corporation, a Delaware corporation (the "Company").

         For the purposes of this opinion, we have examined the following documents: (i) a certified copy of the commercial registration (TOKIBO TOHON) of SmartDisk Japan certified by the Chuo Branch of the Legal Affairs Bureau of the Ministry of Justice of Japan, indicating that SmartDisk Japan is validly registered in Japan as of April [ ], 2000; (ii) a copy of the final prospectus dated April [ ], 2000 to be used in connection with the public offering and sale of the Company's shares (the "Prospectus"); and (iii) a copy of the Purchase Agreement dated April [ ], 2000 to be entered into by and among you and the Company. Additionally, for purposes of rendering our opinions in paragraphs 2, 3, 5 and 6 hereof, we have relied exclusively upon the statements of [Mr. Tsuneichi Kunai, Manager of Finance] for SmartDisk Japan. In rendering our opinion, we have assumed the accuracy of such representations made by [Mr. Kunai] on behalf of SmartDisk Japan, and that there are no documents or other information which we have not been informed of which would materially alter our opinion herein.

         In rendering our opinion set forth herein, we have relied exclusively on our review of the documents and statements described above, and have not undertaken any independent investigation to determine the existence or absence of other relevant facts. We have not undertaken the examination of any public records other than the commercial registration referred to above. Whenever a statement herein is qualified by "to our current actual knowledge," or similar phrase, it is intended to indicate that, during the course of our limited representation of SmartDisk Japan in providing tax advice, primarily at the time or its registration as a branch in Japan, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys in this firm who have rendered such limited legal services. We have relied exclusively on the documents listed herein and the representations made by [Mr. Kunai] on behalf of SmartDisk Japan, and have not undertaken any independent investigation to determine the accuracy of such statement, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such and investigation; no inference as to our knowledge of any matter bearing on the accuracy of any such statement should be drawn from the fact of our limited representation of SmartDisk Japan.

         We express no opinion as to any matters which may be or which purport to be governed by the laws of any jurisdiction other than the country of Japan.

         Based on the foregoing documents and such investigations as we have deemed necessary, and subject to the assumptions, qualifications and exceptions herein stated, we are of the opinion that:

         1. SmartDisk Japan has been duly registered under the laws of Japan as a branch office of SmartDisk International, Inc.

         2. SmartDisk Japan has all necessary power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

         3. To the best of our current, actual knowledge, SmartDisk Japan does not own or control, directly or indirectly, any corporation or other business entity.

         4. No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body in Japan is necessary in connection with the consummation by the Company of its public offering of its shares.

         5. To the best of our current, actual knowledge, there are no legal or governmental proceedings pending or threatened against SmartDisk Japan.

         6. To the best of our current, actual knowledge, the execution and delivery of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement do not and will not conflict with or result in a breach of any of the terms or provisions of or constitute a default under any agreement or instrument of a material nature, of which we are aware, to which SmartDisk Japan is a party or by which SmartDisk Japan may be bound.

         The opinion set forth in this letter is limited to the maters expressly set forth herein and no opinion is implied or may be inferred beyond the matters expressly stated herein. This opinion is being delivered by the undersigned to and may be relied upon by (i) the addressee hereof and (ii) Greenberg Traurig, P.A. for the purposes of rendering its opinion to the underwriters in connection with the public offering and sale of the Company's shares. The opinion expressed herein is limited to reflect the state of law applicable to the particular facts herein contained only as of the date hereof, and we express no opinion as to the consequence or application of any laws of facts existing and applicable after such dates.

                                     Yours

                                    [Tokyo Aoyama Law Office - Baker & McKenzie]

                                                                     EXHIBIT A-3

           FORM OF OPINION OF [GRAF VON WESTPHALEN FRITZE AND MODEST]
                    TO BE DELIVERED PURSUANT TO SECTION 5(B)

                                 April [ ], 2000



MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated,
HAMBRECHT & QUIST LLC
U.S. BANCORP PIPER JAFFRAY INC.
   as Representatives of the several
   Underwriters to be named in the
   within-mentioned Purchase Agreement
c/o  Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Dear Sirs:

PUBLIC OFFERING OF SMARTDISK CORPORATION
LEGAL OPINION IN RELATION TO SMARTDISKETTE GMBH ("THE COMPANY")

         SECTION 16.       Introduction

(a) This opinion as to German law is addressed to you in connection with the offering by SmartDisk Corporation ("SMARTDISK") of an aggregate of [ ] shares ("THE FIRM SHARES") of its Common Stock, par value $0.001 per share ("THE COMMON SHARES") and the granting of a 30-day option to purchase up to [ ] additional Common Shares ("THE OPTION SHARES") to cover over-allotments ("THE OFFERING") in accordance with an offering circular issued by SmartDisk ("THE PROSPECTUS") together with a purchase agreement ("THE PURCHASE AGREEMENT").

(b) Expressions defined in the Prospectus and the Purchase Agreement have the same respective meanings in this opinion except as amended in this letter.

SECTION 17.                Documents Examined

(a)      For the purposes of giving this opinion we have examined:

               (a) a marked-up version of the Final Prospectus (excluding all exhibits referred to therein) dated [ ] April 2000;

               (b) a marked-up version of the Purchase Agreement dated [ ] April 2000;

               (c) the GESELLSCHAFTSVERTRAG, (the Company's memorandum and articles of association) dates 9.12.96 as notarised by Dr. Bittner Nr 260/1996;

               (d) [Confirmations of the appointments of Eisele, Wynkoop and Battaglia as directors of the Company dated 25.8.92 and 26.4.98];

               (e) Notarised agreements relating to the transfer of shares in the Company, dated

                          (i)      26.2.91

                          (ii)     25.8.92

                          (iii)    20.6.96;

                          (iv)     [others];

               (f) a copy of the entry maintained by the Commercial Register at Idstein, Nr HRB 1574 (HANDELSREGISTERAUSZUG) relating to the Company dated [ ] April 2000 ("THE SEARCH"); a copy of the above document is annexed to this letter;

               (g) documents relating to the payment of the Company's share capital;

               (h) a Subordination Agreement (RANGRUCKTRITTSERKLARUNG) given by SmartDiskette Limited dated 26.4.99;

               (i) a list of the Company's registered patents provided by Nixon Vanderheye a copy of the above document is annexed to this letter a copy of the above document is annexed to this letter;

               (j) a schedule prepared by the Company's patent attorneys Nixon Vanderheye and Leineweber, detailing the Company's patents which have a commercial value, a copy of the schedule is annexed to this letter;

               (k) a letter dated April [ ], 2000 from Nixon Vanderheye P.C. a copy of the above document is annexed to this letter;

               (l) the director's certificate dated April [ ], 2000 in respect of the Company and its intellectual property rights, a copy of the above documents is annexed to this letter.

(b) Except as mentioned above, we have not examined any agreements, instruments, records or other documents whatsoever relating to the Company and have not made any other inquiries or investigations concerning the Company in connection with he giving of this opinion. We are basing the giving of this opinion solely on the matters referred to in Clause 2.1

(c)  In considering the documents listed above we have assumed:

                    (a)  the authenticity if all signatures and seal on them;

                    (b)  the correctness of all facts stated in them;

               (c) the authenticity and completeness of all documents submitted to us as originals and the conformity to original documents of all copy documents submitted to us and the authenticity and completeness of the originals from which these copies were taken;

               (d) that all board meetings and stockholders' meetings at which any resolution was passed are duly convened and held and that any such resolution was passed by a duly qualified quorum of directors or, as the case may be, stockholders and that in relation to such board resolutions, any provisions contained in the Company's articles of association relating to the declaration of directors' interests or the power or interested directors to vote were duly observed and that none of the resolutions referred to above have been rescinded or amended in any way;

               (e) that the Company is fully solvent and that it has not passed any voluntary winding up resolution or resolution to appoint a liquidator and that no petition has been presented to or order made by any competent court for the winding up of the Company and that no resolution has been passed nor any petition presented to or order made by any competent court in connection with the appointment of an administrator or other insolvency practitioner in relation to the Company;

               (f) that there are no provisions of the laws of any jurisdiction outside Germany which would render the subject matter of this opinion illegal or unenforceable; and

               (g) that there are no changes between the marked-up version of the Final Prospectus dated [ ] April 2000 and marked-up version of the Purchase Agreement dated [ ] April 2000 annexed to this letter and the final versions of the Prospectus and the Purchase Agreement.

SECTION 18.                Scope of Opinion

(a)           This opinion letter:

             (a) is given to you in connection with the Offering only, and may not be disclosed to or relied upon by any other person (other than Greenberg Traurig, P.A. as counsel to SmartDisk in connection with the execution and delivery of the Purchase Agreement; and other than as may be required by any regulatory authority for the time being having jurisdiction over you or your auditors for the time being without the prior written consent); and

             (b) is limited to the matters stated in it and does not extend to and is not to be read as extending by implication to any other matter in connection with the Offering.

(b) Our opinion is confined to and given on the basis of German law as currently applied by the German courts and we have made no investigation of the laws of any country or jurisdiction other than Germany (and, in particular, we have not made any investigations of the laws of the State of Delaware and we don not express or imply any opinion of them). Furthermore, we express no opinion other than as to matters of fact and our opinion is to be construed in accordance with and is governed by German law.

SECTION 19.                Opinion as to Corporate Matters

     Based upon and subject to the foregoing and subject to the reservations and qualifications set out below and to any matters not disclosed to us, we are of the opinion that under German law at the date of this letter:

(a) The Company has been duly organised and is validly existing as a corporation in good standing under the laws of Federal Republic of Germany, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus (namely the owning and licensing of patents).

(b) The Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a material adverse effect upon the condition, financial or otherwise, or the earnings, business, operations or prospects of the Company.

(c) The outstanding shares of capital stock of the Company (with a nominal value of DM [ ]) have been duly authorised and validly issued and are fully paid and nonassessable and are owned by SmartDiskette Limited, and to the best of our knowledge, are owned free and clear of all liens, encumbrances and equities and claims. No options, warrants or other rights to purchase, agreements or other obligations to issue or other right to convert any obligations into any shares of capital stock or of ownership interests in the Company are outstanding.

(d) To the best of our knowledge, no material legal or governmental proceedings are pending or threatened against the Company, except as described in the Prospectus.

(e) The execution and delivery of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any agreement or instrument, of which we are aware, to which the Company is a party or by which the Company may be bound.

SECTION 20.                Opinion as to Intellectual Property matters

     Based upon and subject to the foregoing and subject to the reservations and qualifications set out below and to any matters not discussed to us, we are of the opinion that under German law at the date of this letter:

(a) To the best of our knowledge, except as described in the Prospectus, the Company has not received any notice of infringement or of conflict with rights or claims of others with respect to any intellectual property. Except as described in the Prospectus, nothing has come to our attention that has led us to believe that any patents of others are infringed by the processes or practices of the Company, or by the manufacture, use or sale of the Company's products or any other items made or used according to the patent applications held by or licensed to the Company.

(b) To the best of our knowledge, except (a) in connection with assertions or inquired made by patent office examiners in the ordinary course of the prosecution of patent applications in the Patent Office or (b) as described in the Prospectus, there is not pending or threatened in writing any action, suit, proceeding or claim (c) challenging the validity or scope of the patent applications held by or licensed to the Company or (d) asserting that any patent is infringed by the processed or practices of the Company, or by the manufacture, use or sale of the Company's products or any other items made or used according to the patent applications held by or licensed to the Company. We as counsel to the Company, having made due inquiry of the directors and of the Company's patent attorneys Nixon Vanderheye and Leineweber, do not know of any pending or threatened litigation or any governmental proceeding, statute or regulation which would affect the Company's rights to patents applications, or under any instrument or other document relating hereto.

(c) To the best of our knowledge, having made due enquiry of the directors and of Nixon Vanderheye and Leineweber, the Company has obtained all material intellectual property licenses required for the conduct of its business, such licenses are in full force and effect and the Company is complying therewith in all material respects.

(d) Except as described in the Prospectus, to the best of our knowledge, after due inquiry, the Company is not under any obligation to pay third party royalties or fees of any kind whatsoever with respect to any technology or any related intellectual properties developed, employed or used in the present conduct of the Company's affairs.

(e) We believe that the description relating to patents and patent applications with respect to all patent matters under "Risk Factors - We may fail to adequately protect our intellectual property and, therefore, lose our competitive advantage", "Business-Technology", and "Business-Intellectual Property" in the Prospectus are accurate and fairly present the information required to be shown, and we do not know of any instrument or other document relating to patents or patent applications required to be summarised or described therein or to be filed as an exhibit thereto which is not so summarised, described or filed.

(f) We do not believe that the statements relating to patents, patent applications and patent matters under "Risk Factors-We may fail to adequately protect our intellectual property and, therefore, lose our competitive advantage", "Business-Technology" and "Business-Intellectual Property" in (a) the Registration Statement as of its Effective Date, or any amendment thereto at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (b) the Prospectus or any supplement or amendment thereto on the Closing Date, or at the time such Prospectus or any such supplement or amendment thereto was issued, contains or contained any untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g) We express no opinion as to any tax liabilities that may or may not be incurred by the Company or by SmartDisk in relation to the transfer of the ownership of any patents form the Company to any other entity.



                                         [Graf von Westphalen Fritze and Modest]

                                                                     EXHIBIT A-4

                       FORM OF OPINION OF [OSBORNE CLARKE]
                    TO BE DELIVERED PURSUANT TO SECTION 5(B)

                                 April [ ], 2000



MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated,
HAMBRECHT & QUIST LLC
U.S. BANCORP PIPER JAFFRAY INC.
   as Representatives of the several
   Underwriters to be named in the
   within-mentioned Purchase Agreement
c/o  Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

         RE:  YOUR REFERENCE: [   ]

Dear Sirs:

PUBLIC OFFERING OF SMARTDISK CORPORATION
LEGAL OPINION IN RELATION TO SMARTDISKETTE LIMITED (THE "COMPANY")

         SECTION 21.       INTRODUCTION

(a) This opinion as to English law is addressed to you in connection with the offering by SmartDisk Corporation ("SMARTDISK") of an aggregate of [ ] shares ("THE FIRM SHARES") of its Common Stock, par value $0.001 per share ("THE COMMON SHARES") and the granting of a 30-day option to purchase up to additional Common Shares ("THE OPTION SHARES") to cover over-allotments ("THE OFFERING") in accordance with an offering circular to be issued by SmartDisk ("THE PROSPECTUS"), of which a marked-up version of the Final Prospectus dated [_] April 2000 (excluding all exhibits referred to therein) is annexed to this letter, together with an purchase agreement ("THE PURCHASE AGREEMENT") a marked-up version of which, dated [ ] April 2000, is annexed to this letter.

(b) Expressions defined in the Prospectus and the Purchase Agreement have the same respective meanings in this opinion except as amended in this letter.

     SECTION 22.           DOCUMENTS EXAMINED

     (a)  For the purposes of giving this opinion we have examined:

               (a) a marked-up version of the Final Prospectus (excluding all exhibits referred to therein) dated April [ ], 2000;

               (b) a marked-up version of the Purchase Agreement dated [ ] April 2000;

               (c) a copy, certified as true, complete and up to date, of the Company's memorandum and articles of association;

               (d) the director's certificate dated [ ] April 2000 in respect of the Company, a copy of which is annexed to this letter;

               (e) a copy of the printed microfiche of documents maintained by the Registrar of Companies at the Companies Registration Office relating to each UK Group Company dated [ ] April 2000 ("THE SEARCHES");

               (f) a good standing certificate of the Company dated [ ] April 2000, a copy of which is annexed to this letter; and

               (g) the register of members of the Company maintained pursuant to the Companies Act 1985.

(b) Expect as mentioned above, we have not examined any agreements, instruments, records or other documents whatsoever relating to the Company and have not made any other inquiries or investigations concerning the Company in connection with the giving of this opinion. We are basing the giving of this opinion solely on the matters referred to in Clause 2.1.

     (c)  In considering the documents listed above we have assumed:

               (a) the authenticity of all signatures and seals on them;

               (b) the correctness of all facts stated in them;

               (c) the authenticity and completeness of all documents submitted to us as original and the conformity to original documents of all copy documents submitted to us and the authenticity and completeness of the originals from which these copies were taken;

               (d) that all board meetings and stockholders' meeting at which any resolution was passed were duly convened and held and that any such resolution was passed by a duly qualified quorum of directors or, as the case may be, stockholder and that in relation to such board resolutions, any provisions contained in the Companies Act 1985 or the respective companies' articles of association relating to the declaration of directors' interest or the power of interested directors to vote were duly observed and that none of the resolutions referred to above have been rescinded or amended in any way;

                  (e) that the Company is fully solvent and that it has not passed any voluntary winding up resolution or resolution to appoint a liquidator and that no petition has been presented to or order made by any competent court for the winding up of the Company and that no resolution has been passed nor any petition presented to or order made by any competent court in connection with the appointment of an administrator in relation to the Company;

                  (f) that there are no provisions of the laws of any jurisdiction outside England which would render the subject matter to this opinion illegal or unenforceable; and

                  (g) that there are no changes between the marked-up version of the Final Prospectus dated [ ] April 2000 and marked-up version of the Purchase Agreement dated [ ] April 2000 annexed to this letter and the final versions of the Prospectus and the Purchase Agreement.

         SECTION 23.       SCOPE OF OPINION

         (a) This opinion letter:

                  (a) is given to you in connection with the Offering only, and may not be disclosed to or relied upon by any other person (other than Greenberg Traurig, P.A., as counsel to SmartDisk in connection with the execution and delivery of the Purchase Agreement; and other than as may be required by any regulatory authority for the time being having jurisdiction over you and your auditors for the time being without our prior written consent); and

                  (b) is limited to the matters stated in it and does not exceed to and is not to be read as extending by implication to any other matter in connection with the Offering.

(b) Our opinion is confined to and given on the basis of English law as currently applied by the English courts and we have made no investigation of the laws of any country or jurisdiction other than England (and, in particular, we have not made any investigation of the laws of the State of Delaware and we do not express or imply any opinion of them). Furthermore, we express no opinion other than as to matters of fact and our opinion is to be construed in accordance with and governed by English law.

     SECTION 24.           OPINION

     Based upon and subject to the foregoing and subject to the reservations and qualifications set out below and to any matters not disclosed to us, we are of the opinion that under English law at the date of this letter, to the best of our knowledge and belief:

               (a) the Company has been duly incorporated under the laws of England and Wales, and (i) our search, as of the business day immediately preceding the date of this opinion letter, of the microfiche of the file kept by the Registrar of Companies in respect to the Company and (ii) a certificate of good standing dated the business day immediately preceding the date of this opinion letter and issued by the Registrar of Companies in respect of the Company, indicate that the Company is validly existing and of good standing under the laws of England and Wales. To the best of our knowledge, the Company is not in violation of its Memorandum and Articles of Association.

               (b) the Company has the corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus;

               (c) all of the issued and outstanding share capital of the Company has been duly authorised and validly issued and such shares are fully paid and have not been issued in violation of or subject to any pre-emptive right, right of first refusal or other similar right and are owned by SmartDisk free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest;

               (d) there is no legal or governmental proceeding pending to which the Company is a party or to which any or the properties of the Company is subject, and no such proceeding has been threatened against the Company;

               (e) no consent, approval, authorisation, order or qualification with any court, government or governmental agency or body in England and Wales is required to be obtained by the Company in connection with the consummation by SmartDisk of the Initial Public Offering provided that the Company does not itself offer any SmartDisk shares for sale to the public in England and Wales;

               (f) the execution and delivery of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement do not and will not conflict with or result in a breach of any of the terms or provisions of or constitute a default under any agreement or instrument of a material nature, of which we are aware, to which the Company is a party or by which the Company may be bound;

          SECTION 25.      RESERVATIONS AND QUALIFICATIONS

(a) The opinions expressed in this letter are subject to the following reservations and qualifications:

          (a) In April 1998 three German stockholders sold all their respective shareholding in the Company to Phoenix House Investments, LLC, a company incorporated in the U.S. However, the Inland Revenue has not completed the process of adjudicating as to the amount of stamp duty that is payable on this transaction and so, according to section 183 of the Companies Act 1985 (as amended) ("THE ACT"), the registration of the transfer of the shares into the Company's books cannot be done until this process has been completed;

          (b) On 26 May 1999 the stockholders of the Company exchanged all of their shares for 515,500 shares of SmartDisk's common stock. However, the Inland Revenue has not completed the process of adjudicating as to the amount of stamp duty that is payable on this transaction and so, according to section 183 of the Act, the registration of the transfer of the shares into the Company's books cannot be done until this process has been completed.



                                                 [Osborne Clarke]

                                                                     EXHIBIT A-5

                    FORM OF OPINION OF [NIXON VANDERHYE P.C.]
                    TO BE DELIVERED PURSUANT TO SECTION 5(B)

         RE:      PUBLIC OFFERING OF SMARTDISK CORPORATION

Ladies and Gentlemen:

         We have acted as patent counsel to SmartDisk Corporation, a Delaware Corporation (together with its subsidiaries, the "Company"), in connection with the Company's patent application prosecution before the United States Patent and Trademark Office and in various other patent related matters. The underwriters named in Schedule A to the Purchase Agreement dated April [ ],1999 are referred to herein as the "Underwriters".

         In our capacity as patent counsel to the Company, we have examined the issued U.S. patents and pending U.S. patent applications owned by the Company or its subsidiaries. We have also examined, among other things, the intellectual property related provisions of the Form S-1 Registration Statement, as amended to date and as declared effective by the Securities and Exchange Commission (the "Commission") (the "Registration Statement") pursuant to the Securities Act of 1933, as amended. The final prospectus relating to the Company's public offering in the form delivered for filing with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended is referred to herein as the "Prospectus".

         In rendering the opinions set forth below, inasmuch as our representation of the Company is not a general one, but is limited to specific undertakings generally involving patent law and related matters, we disclaim any responsibility or intention to undertake any investigation or render any opinion with respect to any other matters. In rendering these opinions, we have reviewed documents, records and matters of law we have deemed necessary for purposes of rendering this opinion, including certain of our records of our work performed for the Company. We believe that such review is reasonably likely to disclose any matters which the Company has referred to us as legal counsel and to which we, as such legal counsel, have devoted substantive attention on behalf of the Company in the form of legal consultation or representation. But we do not represent that such review would necessarily disclose every such matter.

         The opinions set forth herein are as of the date of this letter, except as may be specifically otherwise noted herein, and we disclaim any undertaking to advise you of changes which thereafter may be brought to our attention. We also point out that we do not assume any obligation to form a professional conclusion regarding unasserted possible claims, especially in light of the fact that our engagement by the Company is limited to patent and related matters, and we have not been engaged by the Company, nor do we hold ourselves out as engaging in general corporate law or securities law.

         We understand that the Company does not intend that either its request to us to provide information to you or our response to you, should be construed in any way to constitute a waiver of the attorney-client privilege or the attorney-work product doctrine. Except as may be required by your professional responsibilities to disclose, we understand that you will treat this letter as having been provided in confidence and that nothing contained herein will be quoted in whole or part in any publicly disseminated document, nor is it to be filed with or furnished to any governmental agency or other person without the prior written consent of this firm.

         In light of the foregoing, we are of the opinion that:

1. To our knowledge, except as generally described in the Prospectus, the Company has not received any notice of infringement or of conflict with rights or claims of others with respect to any intellectual property. Except as generally described in the Prospectus, nothing has come to our attention that has led us to believe that any patents of others are infringed by the processes or practices of the Company, or by the manufacture, use or sale of the Company's products.

2. To our knowledge, except (a) in connection with assertions or inquiries made by Patent Office examiners in the ordinary course of the prosecution of patent applications in the Patent Office or (b) as may be generally described in the Prospectus, there is not pending or threatened in writing any action, suit, proceeding or claim (x) challenging the validity or scope of the patent applications held by or licensed to the Company or (y) asserting that any patent is infringed by the processes or practices of the Company, or by the manufacture, use or sale of the Company's products.

3. We as patent counsel to the Company, except as may be generally described in the Prospectus do not know of any pending or threatened litigation or any governmental proceeding, statute or regulation which would affect the Company's intellectual property rights to patents or patent applications, or under any instrument or other document relating thereof.

4. To our knowledge, the Company has obtained all material intellectual property licenses required for the conduct of its business, such intellectual property licenses are in full force and effect and the Company is complying therewith in all material respects.

5. Except as generally described in the Prospectus, to our knowledge, the Company is not under any obligation to pay to any third party royalties or fees of any kind whatsoever with respect to any technology or any related intellectual properties developed, employed or used in the present conduct of the Company's affairs.

6. We believe that the descriptions relating to patents and patent applications with respect to all patent matters under "Risk Factors - We may fail to adequately protected our intellectual property and, therefore, lose our competitive advantage" "--We may face competition from Intel if it decides to utilize its competing patent" and "Infringement claims by third parties could result in costly litigation and otherwise adversely impact our business," "Business-Technology" and "Business-Intellectual Property" in the Prospectus are accurate and fairly present the information shown, and we do not know of any instrument or other document relating to patents or patent applications required to be summarized or described therein or to be filed as an exhibit thereto which is not so summarized, described or filed.

7. We do not believe that the statements relating to patents, patent applications and patent matters under "Risk Factors - We may fail to adequately protected our intellectual property and, therefore, lose our competitive advantage" "--We may face competition from Intel if it decides to utilize its competing patent" and "Infringement claims by third parties could result in costly litigation and otherwise adversely impact our business," "Business-Technology" and "Intellectual Property" in the Registration Statement we reviewed, contained any untrue statement of a material fact or omitted to state any material fact which was required to be stated therein from a patent law perspective or necessary in order to make the statements therein not misleading. Except with respect to the matters expressly covered above by this opinion letter, we have not independently verified the accuracy, completeness or fairness of the information contained in the Registration Statement and the Prospectus.

         The opinions expressed herein are based upon and subject to, the further comments, assumptions, limitations, qualifications and exceptions set forth below:

1. We are licensed to practice law only in the State of Virginia and before the U.S. Patent and Trademark Office.

2. This opinion letter is limited to the matters stated herein and no opinions may be implied or inferred beyond the matters expressly stated herein.

3. The opinions expressed herein are as of the date hereof, and we assume no obligation to update or supplement such opinions to reflect any facts or circumstances that may hereafter come to our attention or any changes in law that may hereafter occur.

4. Although we have acted as counsel to the Company in connection with other matters, there may exist matters of a legal nature involving the Company in connection with which we have not been consulted and have not represented the Company.

5. As used herein, the phrase "to our knowledge," "known to us" or any similar expression or phrase with respect to our knowledge of matters of fact, means as to matters of fact that, based on the actual knowledge of individual attorneys within the firm representing the Company, and after an examination of those documents referred to herein, no facts have been disclosed to us that have caused us to conclude that the opinions expressed herein are factually incorrect.

         This opinion letter has been issued solely for the benefit of the Underwriters in connection with the transaction described above and no other party or entity shall be entitled to rely hereon without the express written consent of this firm, except for Greenberg Traurig, P.A., subject to all of the limitations to our opinion set forth above. Without our prior written consent, this opinion letter may not be quoted in whole or in part or otherwise referred to in any document or report and may not be furnished to any person or entity; provided, however, that the Underwriters shall be entitled to utilize this opinion letter in connection with their defense of any litigation, governmental investigation or similar proceeding related to the offering contemplated by the Prospectus.

                                                 Very truly yours,

                                                 [NIXON & VANDERHYE P.C.]

                                                 ---------------------------

cc:  Daniel Reed

                                                                       EXHIBIT B

             FORM OF OPINION OF COUNSEL FOR THE SELLING STOCKHOLDERS
                    TO BE DELIVERED PURSUANT TO SECTION 5(C)

         (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which [I][we] need express no opinion) is necessary or required to be obtained by the Selling Stockholders for the performance by each Selling Stockholder of its obligations under the Purchase Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities.

         Each Power of Attorney and Custody Agreement has been duly executed and delivered by the respective Selling Stockholders named therein and constitutes the legal, valid and binding agreement of such Selling Stockholder.

         The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder.

         Each Attorney-in-Fact has been duly authorized by the Selling Stockholders to deliver the Securities on behalf of the Selling Stockholders in accordance with the terms of the Purchase Agreement.

         (v) The execution, delivery and performance of the Purchase Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement and compliance by the Selling Stockholders with its obligations under the Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Stockholders and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Stockholders pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which any Selling Stockholder is a party or by which [his/her/it/they] may be bound, or to which any of the property or assets of the Selling Stockholders may be subject nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Stockholders, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over such Selling Stockholder or any of its properties.

         To the best of [our][my] knowledge, each Selling Stockholder has valid and marketable title to the Securities to be sold by such Selling Stockholder pursuant to the Purchase Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the Purchase Agreement. By delivery of a certificate or certificates therefor such Selling Stockholder will transfer to the Underwriters who have purchased such Securities pursuant to the Purchase Agreement (without notice of any defect in the title of such Selling Stockholder and who are otherwise bona fide purchasers for purposes of the Uniform Commercial Code) valid and marketable title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

         Nothing has come to [our] [my] attention that would lead [us] [me] to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which [we] [I] need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which [we] [I] need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                       EXHIBIT C

                             April [/bullet/], 2000

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated,
HAMBRECHT & QUIST LLC
U.S. BANCORP PIPER JAFFRAY INC.
   as Representatives of the several
   Underwriters to be named in the
   within-mentioned Purchase Agreement
c/o  Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
North Tower
World Financial Center
New York, New York  10281-1209
Re:      PROPOSED PUBLIC OFFERING BY SMARTDISK CORPORATION

Dear Sirs:

         The undersigned, a stockholder of SmartDisk Corporation, a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Hambrecht & Quist LLC and U.S. Bancorp Piper Jaffray Inc. propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company and the Selling Stockholders providing for the public offering of shares (the "Securities") of the Company's common stock, par value $.001 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

                                             Very truly yours,


                                             Signature: ______________________

                                             Print Name: _____________________

                                                                       EXHIBIT D

                 FORM OF OPINION OF COUNSEL FOR THE UNDERWRITERS
                    TO BE DELIVERED PURSUANT TO SECTION 5(D)

                                [To be provided]

                                                                         ANNEX A

          FORM OF ACCOUNTANTS' COMFORT LETTER PURSUANT TO SECTION 5(g)

We are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act Regulations

                  (i) in our opinion, the audited financial statements and the related financial statement schedules included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim financial statements of the Company for the three month periods ended March 31, 1998 and March 31, 1999, the three and six month periods ended June 30, 1998 and June 30, 1999 and the three and nine month periods ended September 30, 1998 and September 30, 1999, included in the Registration Statement and the Prospectus (collectively, the "Quarterly Financials") [, a reading of the unaudited interim financial statements of the Company for the three-month period ended March 31, 2000, included in the Registration Statement and the Prospectus (the "Three-month financials")] [, a reading of the latest available unaudited interim financial statements of the Company], a reading of the minutes of all meetings of the stockholders and directors of the Company and its subsidiaries and the [Compensation] and [__________] Committees of the Company's Board of Directors [and any subsidiary committees] since [December 31, 1999] [March 31, 2000], inquiries of certain officials of the Company [and its subsidiaries] responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), with respect to the [description of relevant periods] and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

                           (A) the Quarterly Financials included in the
                      Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or any material modifications should be made to the unaudited [consolidated] financial statements included in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;

                           [(B) the Three-month financials included in the
                      Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations applicable to unaudited interim financial statements included in

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

                      registration statements or any material modifications should be made to the Three-month financials included in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;]

                           (C) at [December 31, 1999][March 31, 2000] and at a
                      specified date not more than five days prior to the date of this Agreement, there was any change in the [___________] of the Company and its subsidiaries or any decrease in the [__________] of the Company and its subsidiaries or any increase in the [__________] of the Company and its subsidiaries, in each case as compared with amounts shown in the latest balance sheet included in the Registration Statement, except in each case for changes, decreases or increases that the Registration Statement discloses have occurred or may occur; or

                           (D) [for the period from [December 31, 1999][March
                      31, 2000] to [March 31, 2000][April [ ], 2000] for the
                      period from [December 31, 1999][March 31, 2000] to a specified date not more than five days prior to the date of this Agreement, there was any decrease in [_________], [__________] or [___________], in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement discloses have occurred or may occur;

                           (iii) based upon the procedures set forth in clause
                      (ii) above and a reading of the [Selected Financial Data] included in the Registration Statement and a reading of the financial statements from which such data were derived, nothing came to our attention that caused us to believe that the [Selected Financial Data] included in the Registration Statement do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act [, that the amounts included in the [Selected Financial Data] are not in agreement with the corresponding amounts in the audited [consolidated] financial statements for the respective periods or that the financial statements not included in the Registration Statement from which certain of such data were derived are not in conformity with generally accepted accounting principles];

                           (iv) we have compared the information in the
                      Registration Statement under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein. nothing came to our attention that caused us to believe that this information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K;

                           [(vi)] we are unable to and do not express any
                      opinion on the [Pro Forma Combining Statement of Operations] (the "Pro Forma Statement") included in

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

                      the Registration Statement or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statement; however, for purposes of this letter we have:

                               (A) read the Pro Forma Statement;

                               (B) performed [an audit] [a review in accordance
                           with SAS 71] of the financial statements to which the pro forma adjustments were applied;

                               (C) made inquiries of certain officials of the
                           Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statement complies as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

                               (D) proved the arithmetic accuracy of the
                           application of the pro forma adjustments to the historical amounts in the Pro Forma Statement; and

                      on the basis of such procedures and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that the Pro Forma Statement included in the Registration Statement does not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

                           (vii) in addition to the procedures referred to in
                      clause (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company; and

                           [(viii) in addition, we [comfort on a financial
                      forecast that is included in the Registration Statement].

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